Energizer Barclays Back-To-School Presentation September 8, 2016 Brian Hamm, Chief Financial Officer Mark LaVigne, Chief Operating Officer Exhibit 99.1

Safe Harbor Statement 2 Unless the context otherwise requires, references in this presentation to “Energizer,” “we,” “our,” and “the Company” refer to Energizer Holdings, Inc., and its subsidiaries. The following presentation contains “forward looking statements.” Forward-looking statements are not based on historical facts but instead reflect our expectations concerning future results or events, including our expectations for strategic initiatives and our outlook for future financial, operational or other potential or expected results. Numerous factors could cause our actual results or performance to differ materially from those expressed or implied by such statements, including: • market and economic conditions, including the impact of the United Kingdom's referendum vote and announced intention to exit the European Union at some future date; • the ability to integrate the HandStands business successfully and to achieve the anticipated cost savings and other synergies; • the possibility that other anticipated benefits of the HandStands acquisition will not be realized, including without limitation, anticipated revenues, expenses, margins, cash flows, earnings and other financial results, and growth and expansion of our operations; • market trends in the categories in which we compete; • the success of new products and the ability to continually develop and market new products; • our ability to attract, retain and improve distribution with key customers; • our ability to continue planned advertising and other promotional spending; • our ability to timely execute strategic initiatives, including restructurings, and international go-to-market changes in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations; • the impact of strategic initiatives, including restructurings, on our relationships with employees, customers and vendors; • our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure; • our ability to improve operations and realize cost savings; • the impact of foreign currency exchange rates and currency controls, as well as offsetting hedges; • the impact of raw materials and other commodity costs; • costs and reputational damage associated with cyber-attacks or information security breaches or other events; • our ability to acquire and integrate businesses, and to realize the projected results of acquisitions; • the impact of advertising and product liability claims and other litigation; • compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt; and • the impact of legislative or regulatory determinations or changes by federal, state and local, and foreign authorities, including taxing authorities. • Additional risks and uncertainties include those detailed in our most recent Annual Report on Form 10-K and other SEC filings. The forward- looking statements included in this presentation are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances.

Non-GAAP financial measures 3 Market, Industry and Financial Data Unless indicated otherwise, our financial data contained in this presentation is based on our internal data, and the information concerning our industry is based on our general knowledge of and expectations concerning the industry. Our market position, market share and industry market size relate to markets where we compete and are based on estimates using our internal data and estimates, based on data from various industry analyses, our internal research and adjustments and assumptions that we believe to be reasonable. We have not independently verified data from industry analyses and cannot guarantee their accuracy or completeness. In addition, we believe that data regarding the industry, market size and our market position and market share within such industry provide general guidance but are inherently imprecise. Further, our estimates and assumptions involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause results to differ materially from those expressed in the estimates and assumptions. Non-GAAP financial measures While the Company reports financial results in accordance with accounting principles generally accepted in the U.S. (“GAAP”), this presentation includes non-GAAP measures, such as organic revenue, which excludes the impact of changes in foreign currency rates on a period over period basis versus the U.S. dollar, the impact of our go-to market initiatives, and the change in our Venezuela results from the deconsolidation of those operations, and free cash flow, as well as ratios derived therefrom. We believe these non-GAAP measures provide a meaningful comparison to the corresponding historical or future period, assist investors in performing their analysis and provide investors with visibility into the underlying financial performance of the Company’s business. The Company believes that these non-GAAP measures are presented in such a way as to allow investors to more clearly understand the nature and amount of the adjustments to arrive at the non-GAAP measure. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. Additionally, we are unable to provide a reconciliation of forward-looking non-GAAP measures due to uncertainty regarding future acquisition and integration costs, restructuring related charges, the impact of fluctuations in foreign currency movements and the cost of raw materials. Further, these non-GAAP measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP measures to the nearest comparable GAAP measure is available at the end of this presentation.

Energizer Holdings, Inc. Strategic Priorities Delivering Long-Term Value Agenda First Year 4

Financial highlights Three consecutive quarters of organic sales growth in Fiscal 20161 • Quarter 1 +9.5% • Quarter 2 +0.5% • Quarter 3 +1.2% • YTD thru June 30 +4.4% Focused on key drivers to maximize Free Cash Flow • Profitable share gains • Working capital improved 230 basis points through June 30, 2016 versus Fiscal 2015 • Efficiency Gains ̶ Zero based budgeting yielded savings that offset separation dis-synergies ̶ Continued to right-size organization structure • Driving projected FY ‘16 Free Cash Flow of > $150 million in the base business 5 (1) Organic net sales excludes the impact of currencies, international go-to-market changes, and changes in Venezuela results. See appendix for a reconciliation of GAAP to non- GAAP items.

Balanced capital allocation HandStands acquisition • $340 million purchase price, subject to certain adjustments • Adjusted EPS accretion $0.15 to $0.20 per share1 • Free Cash Flow +$20 million1 Returning value to Shareholders since spin $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Dividend Share Repurchase Total Capital Returned to Shareholders M ill io n $62M $22M $84M Total Shareholder Return2 +52%* 6 (2) Post-Spin Total Shareholder Return is calculated from July 1, 2015 to August 15, 2016, inclusive of dividends paid during that period. *See appendix for a reconciliation of GAAP to non-GAAP items. (1) Excludes acquisition and integration costs associated with the transaction.

Agenda Energizer Holdings, Inc. Strategic Priorities Delivering Long-Term Value First Year 7

We are an innovative, global, brand-driven household products company

Revenue
TTM 6/30/16
$1.7 Billion
inclusive of pro forma HandStands revenues

~5,200
customers served, reaching **BILLIONS** of consumers globally

U.S. Value Share
33% in battery category[1]
24% in auto fragrance category[2]

Free Cash Flow
Projected FY 16
>$170 Million
inclusive of pro forma HandStands

Working Capital
As % of sales
Through June 2016
~11%

1 of the largest battery manufacturers in the world

2 iconic, globally recognized brands

Energizer and Eveready batteries are ranked[3] **#1** or **#2** globally (in 32 of 34 measured markets)

No. of manufacturing facilities today, strategically located in North America, Africa & Asia **8**
inclusive of HandStands

We sell in **140** global markets

(1) Nielsen Total U.S. xAOC 52 Weeks Ending August 13, 2016.
(2) U.S. Auto Fragrance category includes proprietary market analysis of combined NPD & IRI MULO.
(3) Value share rank data from Nielsen Global Track, 52-weeks ending June 2016 including all Energizer and Eveready branded batteries and excluding private label.
See appendix for non-GAAP reconciliations.

8

Top tier generator of free cash flow

HOUSEHOLD PRODUCTS FREE CASH FLOW
(as percent of sales, prior fiscal three-year average)


Peer 1
14.6
ENR*
12.9
Peer 2
11.7
Peer 3
11.7
Peer 4
10.5
Peer 5
8.9
Peer 6
8.4
Peer 7
7.5
Peer 8
7.2
Peer 9
6.7

- Healthy gross margins
- Relentless focus on driving productivity gains
- Successful reductions in working capital
- Low capital expenditure requirements
- HandStands has similar cash flow characteristics which are expected to enhance our overall free cash flow generation

*ENR excludes 2015 cash paid for one-time spin costs and debt breakage costs, net of tax.

Source: Free cash flow utilizing most recent ENR and peer SEC filings as calculated by Bloomberg.

Note: Peers comprised of the following household products companies (in alpha order): CHD, CLX, HELE, KMB, NWL, SMG, SPB, TUP, WD40.

9

• Billions of consumers around the world prefer the Energizer and EVEREADY brands and purchase them to meet their power and lighting needs • After 27 years, the Energizer Bunny keeps going and going, generating millions of impressions each year • HandStands acquisition adds leading brands in the auto fragrance category Global leading brands 10

73% 76% Consumers and retailers prefer leading brands (1) U.S.: Nielsen US xAOC HOUSEHOLD BATTERIES 52 Weeks ending 8-13-16 and 52 Weeks ending 12-31-11; Total Batteries, 52 Weeks ending 8-13-16; Global, Nielsen Global Track, Total Batteries, 52 Weeks ending June 2016. *Company estimate. U.S. HOUSEHOLD BATTERY CATEGORY1 (share in US $) 2011 Today 27% 24% Premium Brands (incl. Performance) Price/Value $3B $6B account for about Batteries in US retail sales annually, with premium brands driving the vast majority of those sales in global retail sales account for about* Batteries 11

Energizer has leading positions across its battery and lighting portfolio #1Brand in Portable Lights World’s Made with recycled batteries #1 in Lithium #1 in Rechargeable Now With Recycled Content #2 in Premium #1 in Specialty batteries 1 st 12 Nielsen Global Track 52-weeks ending June 2016 and Lights: Nielsen Total US xAOC, Portable Lights Category, 52- weeks ending 8-6-16

EVEREADY provides a portfolio of quality products at an affordable price Nielsen Global Track, 52-weeks ending June 2016. #2 in Value Alkaline BRAND #1 in Carbon Zinc Powerful second brand in portfolio that appeals to consumers in the value segment across many markets 13

Value share data from Nielsen Global Track, 52-weeks ending June 2016; including all Energizer and Eveready branded batteries. Brand rank excludes Private Label. Energizer and EVEREADY brands are #1 or #2 globally Dual brand portfolio strengthens our market position 23% GB VALUE SHARE IN SELECTED COUNTRIES 25% FRA 29% ITA 85% EGP 43% CAN 33% USA 34% MEX 51% ARG 39% COL 78% SING 47% KOR 40% HK 76% MAL 68% AUS 78% NZ 42% SAF 37% SWE 43% SAU Our products are sold in more than 140 markets around the world 14

50% 50% U.S. vs. INTERNATIONAL (percent of net sales TTM June 30, 2016) 77% 23% Global battery revenues are balanced across many markets DEVELOPED vs. DEVELOPING (percent of net sales TTM June 30, 2016) 76% 24% TOP 10 vs. ALL MARKETS (percent of net sales TTM June 30, 2016) U.S. International Developed Developing Top 10 All Other 15

Strong battery business fundamentals • Global and U.S. category trends are stable, consistent with our long-term outlook for the category (flat to slightly down) • Promotional frequency and depth have declined in the U.S. in the latest 52 weeks -2.4% -0.6% +0.1% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 2009-2014 Average Trend 2015 2016 Global Category Value Change1 -2.4% -0.8% -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% % Volume on Promotion % Discount on Promotion US Promotion - 52 Week % Chg vs. Year Ago2 (1) Nielsen Global Track through June 2016, World Monthly Markets. (2) Nielsen Total U.S. xAOC through August 13, 2016 16

Energizer Holdings, Inc.

Our brand & product portfolio competes across all consumer segments

BROAD PRODUCT PORTFOLIO

ENR GLOBAL SALES BY PRODUCT SEGMENT

(% of LTM net sales thru June 2016)



16%
17%
17%
50%

Premium | Performance | Price/Value | Specialty & Lights

Premium
- Premium Alkaline
- Lithium

Performance
- Performance Alkaline
- Rechargeable

Value
- Value Alkaline
- Carbon Zinc

Specialty
- Specialty Batteries

Lights
- Lighting Products

17

4.8% -2.8% 0.0% 0.9% 46% 14% 28% 12% Premium Performance Price/Value Specialty Segment Value Trend Versus Prior Period EHI Share of Segment 41% 36% 9% 42% Energizer is well positioned in the battery category Nielsen Global Track, World Monthly Markets, 52 Weeks Ending June 2016 Global Category Share by Segment 18

25% 75% We have a large and diversified channel and customer base BROAD, DIVERSE DISTRIBUTION ENR GLOBAL BATTERY AND LIGHTS SALES BY CUSTOMER (percent of LTM net sales through June 2016) • Top 5 customers are ~25% of sales • No customers in the top 10 are exclusive Top 5 All Other Sporting Goods Online DIY Hobby/ Craft Con- venience Office Auto Home Center Dollar Club Food/ Drug/ Mass Traditional Trade Military Energizer 19

Multiple in-store consumer purchase points Our battery products are sold in multiple locations throughout the store 20

Introduction to HandStands

Energizer Holdings, Inc.

Leading designer and marketer of innovative automotive fragrance products

Transaction

- Transaction closed July 1, 2016
- $340 million aggregate cash purchase price, subject to certain adjustments
- Anticipate Adjusted EPS accretion of $0.15 to $0.20 in first full fiscal year[1]
- Estimated >$20 million in incremental free cash flow in first full fiscal year[1]
- Estimated cost synergies of approximately $5 million

Brand Portfolio

Automotive Fragrance
(~80% of net sales)

Refresh your car! · DRIVEN · CALIFORNIA scents · Bahama Bag Co.

Automotive Appearance and other
(~20% of net sales)

LEXOL · Refresh your car! · (Eagle One)

Geographic Breakdown

(percent TTM net sales through June 2016)


International
17%
U.S.
83%

(1) Excluding transaction and integration costs.

21

Introduction to HandStands Broad portfolio in auto fragrance and appearance 22

Energizer Holdings, Inc.

Strong category fundamentals

- ✓ Strong category growth rates
- ✓ A market leader in the growing auto fragrance category
- ✓ Total # and age of vehicles on the road increasing
- ✓ Track record of leading with consumer-focused innovation
- ✓ Highly attractive financial and free cash flow profile

LEADING POSITION WITH
24%
VALUE SHARE
IN AUTO FRAGRANCE[3]

Selected Aftermarket Category Growth Rates (2013–2015)[1,2]



HandStands Category
Category: 3.3%²
2.1%
2.8%
3.0%
3.3%
3.4%
3.6%
4.5%
6.2%
7.1%
7.5%
Others
Washer Fluids
Performance Chemicals
Fluid Management
Towing & Hitch
Appearance Chemicals
Wipers
Refrigerants
Lighting
Air Fragrance

Note: Dollar values in millions.
(1) NPD retail sales for the latest 52 week period ending January 2, 2016; CAGR calculated for the time period January 4, 2014–January 2, 2016; (2) Excludes Motor Oil, Greases and Lubes, Batteries, and Tire and Wheel Accessories (3) U.S. Auto Fragrance category includes proprietary market analysis of combined NPD, IRI MULO, and Euromonitor data.

23

Energizer Holdings, Inc.

We have an opportunity to expand HandStands distribution into multiple channels and geographies

OPPORTUNITY TO EXPAND CHANNEL DISTRIBUTION



HandStands
DIY
Military
Traditional Trade
Food/ Drug/ Mass
Club
Dollar
Home Center
Auto
Office
C & G
Hobby/ Craft
Online
Sporting Goods

HANDSTANDS U.S. SALES BY CHANNEL

(percent of LTM net sales through June 2016)



Other 11%
Auto 28%
Dollar 24%
Food/Drug/Mass 37%

HANDSTANDS SALES BY GEOGRAPHY

(percent of LTM net sales through June 2016)



International 17%
U.S. 83%

- 83% of sales in the U.S.
- 75% of U.S. sales overlap with existing ENR customers
- Opportunity to expand distribution with existing customers and into new channels and geographies

24

Agenda Energizer Holdings, Inc. Strategic Priorities Delivering Long-Term Value First Year 25

Energizer Strategic Priorities A foundation for delivering long-term value to our shareholders, customers and consumers FOCUS ON MAXIMIZING CASH FLOWS 26

Leading with innovation is key to our success in the battery and lights category Improved Brightness The World’s First AA Battery Made With 4% Recycled Batteries is Now EVEN Longer Lasting The World’s First Rechargeable AA & AAA Batteries Made With 4% Recycled Batteries World’s Longest Lasting and Highest Energy AA Battery Our Longest Lasting Energizer MAX Ever Our Longest Lasting Hearing Aid Batteries Patented Digital Focus Technology Improved Brightness Patented Touch Technology Expansion of the Emergency & Safety Product Line 27

Leading with innovation is key to our success in the auto fragrance category

Energizer Holdings, Inc.


Refresh
Odor Eliminating
Refresh
Odor Eliminating

Refresh Your Car® Mini Diffuser

Pairing our proven diffuser technology with a 2-pack smaller device results in incredible value for the consumer.


Refresh
Refresh
Refresh

Refresh Your Car® Refillable Fragrance System

Building on the electric fragrance segment HandStands pioneered, the new Refillable System features a refill capsule that can be used alone, or on a 12-V and Visor mounted device.


ANTIBACTERIAL
Clean
your car
ANTIBACTERIAL
Protect
your car
Refresh

Refresh Your Car® Antibacterial

HandStands brings to market the world's first anti-bacterial cleaner specially formulated to condition and protect a car's interior surfaces.


Refresh
ACTIVE ODOR ELIMINATION
Refresh
ACTIVE ODOR ELIMINATION
Refresh
ACTIVE ODOR ELIMINATION
Refresh
ACTIVE ODOR ELIMINATION

Refresh Your Car® Active Odor Elimination

The first line of automotive air fresheners to both attack odor molecules and remove odors at their source. Available in four platforms.

28

We operate with excellence by executing effective category fundamentals EXECUTION VISIBILITY CUSTOMER ENGAGEMENT SHOPPER BASED SOLUTIONS CATEGORY FUNDAMENTALS Best-in-class category execution Value Share of Battery Category Change vs. Year Ago 13 and 52 Week Rolling1 (1) Nielsen Global Track, World Monthly Markets 52 weeks and 13 weeks ending June 2016. Nielsen Total U.S. xAOC 52 Weeks and 13 Weeks ending 8-13-16 0.0% 0.5% 1.0% 1.5% 2.0% 13 week 52 week 1.0% 0.1% 2.1% 0.5% Global ENR Value Share U.S. ENR Value Share 29

WORKING CAPITAL (from FY’11 – Q3 FY’16, by driver) Track record of driving productivity gains Led to 440 basis points of gross margin improvement through FY’15 Led to 12 percentage point reduction in working capital as a percent of sales Offset dis-synergies from the spin SG&A pre-spin Dis- synergies ZBB Savings SG&A post-spin 0 20 40 60 80 100 120 DSO DII DPO 48 103 42 24 96 66 FY '11 Q3 FY '16 2013 RESTRUCTURING (through 9/30/15, by category) $218M of cost savings > $200M cash flow improvement ~ ZERO BASED BUDGETING (FY’16) 66% 18% 16% COGS SG&A Other 30

Trade Investment Working Capital Management SG&A Optimization Procurement Integrated Supply Chain 1 2 3 4 5 Global areas of focus to drive productivity gains Global Areas of Focus 31

Global Areas of Focus Global areas of focus to drive productivity gains Trade Investment 1 Accomplishments • Established center-led Revenue Management team • Announced price increases in Canada, Russia and several Latin American, Middle East Africa and Asian markets • Frequency and depth of promotion decreased Objectives • Disciplined and ROI based approach to pricing and promotion management • Focused on profitable share through strategic joint business planning with our retail partners 32

Global Areas of Focus Global areas of focus to drive productivity gains Working Capital Management 2 Accomplishments • Working Capital % of Sales reduced from 23% to 11% • Driver of leading Free Cash Flow performance Objectives • Improve Days in Inventory through SKU optimization and simplification • Maintain leading Days Sales Outstanding and Days Payable Outstanding positions 33

Global Areas of Focus Global areas of focus to drive productivity gains SG&A Optimization 3 Accomplishments • Offset separation dis-synergies • Implemented Zero Based Budgeting • Established cultural mindset of relentless focus on eliminating non-critical/non-strategic costs Objectives • Annual cost optimization • Continue Zero Based Budgeting • Continuous challenge through internal and peer benchmarking 34

Global Areas of Focus Global areas of focus to drive productivity gains Procurement 4 Accomplishments • >$60 million of savings as part of the 2013 Restructuring • Improved Days Payable Outstanding by 24 days Objectives • Annual cost optimization • Optimize and standardize vendor payment terms 35

Global Areas of Focus Global areas of focus to drive productivity gains Integrated Supply Chain 5 Accomplishments • $86 million of savings as part of the 2013 Restructuring • Reduced the number of battery manufacturing facilities from 14 to 7 Objectives • Annual cost optimization • Partner with our commercial teams to meet retail partner expectations • Support innovation efforts • Leverage global supply chain in acquisition integration 36

Agenda Energizer Holdings, Inc. Strategic Priorities Delivering Long-Term Value First Year 37

Balanced approach to capital allocation Maximize Free Cash Flow Reinvest in our Business Return of Capital Selective, Disciplined M&A Deliver Value Our foundation Pillars to our success Relentless focus on delivering value to shareholders, customers and consumers 38

Balanced capital allocation • Reinvested in the business to drive innovation and productivity gains • Returned $84 million cash to shareholders since spin ̶ $1 per share dividend to be increased to $1.10 per share starting FY ‘17 ̶ $22 million or 600,000 shares repurchased • Executed highly accretive M&A transaction with the acquisition of HandStands ̶ Adjusted EPS accretion $0.15 to $0.20 per share1 ̶ >$20 million of free cash flow1 (1) Excluding transaction and integration costs. 39

Reinvest in business • Innovation to drive profitable share gains ̶ Introduced innovation across most of our portfolio • Drive productivity gains ̶ Right-sized our staffing levels in certain manufacturing locations • Information systems ̶ Updated critical IT systems to drive reporting simplification and better trade spend analysis 40

0 1 2 3 4 5 6 7 8 Share Authorization on July 1, 2015 Shares Repurchased in FY 16 Remaining on Authorization Dividend and share repurchase are an important part of delivering long-term shareholder value 0% 10% 20% 30% 40% 50% 60% 70% 80% U.S.Cash Flow Adjusted Net Income ~70% ~40% FY 16 FY 17 $1.00 $1.10 7.5 0.6 6.9 pro forma TTM as of June 30, 2016* Dividend Payments as a % Per Share Dividend1 Share Repurchases *Normalized Cash Flow, including pro forma HandStands cash flow and net income. 1Future dividends declarations are subject to approval by the Board of Directors. 41

Selective and disciplined approach to M & A Right Business  Branded Household Products  Defensible business models  Leverage Energizer’s core competencies  Similar financial profile Right Time  Maintaining core business performance is a priority  Balance with other integration efforts, initiatives and investments Right Place  Customer, channel and geographic overlap  Leverage existing global battery platform and integrated supply chain Right Price  Maximizing long-term shareholder value drives our decision process  Maintain healthy balance sheet 42

Our strong balance sheet and free cash flow supports our balanced approach to capital allocation

Summary Capitalization ($M Pro-Forma)	
Cash	$300
Total Debt	$1,050
Projected Free Cash Flow[1]	>$170

- Substantially all cash is offshore
- Credit metrics:
  - ~3x debt to EBITDA
  - 75% at fixed rates
  - ~7.5 year average maturity
  - ~5% average interest rate
  - $300 million revolver availability

(1) inclusive of pro-forma HandStands

43

Long-term financial outlook (inclusive of HandStands) Growth rate at or above the category Organic Revenue Consistent low single-digit growth Adjusted EBITDA Corporate rate in the range of 30% to 31% Tax Rate (ex unusuals) In the range of $30 million to $35 million Low to mid single-digit growth Free Cash Flow (ex unusuals) Meaningful and competitive dividend, subject to Board approval Dividends METRIC LONG-TERM OUTLOOK Capital Expenditures 44

Key take-aways • Strong start to first full year as a stand-alone company • Solid business fundamentals • Executing on our three strategic initiatives • Maximizing free cash flow • Balanced approach to capital allocation to drive long-term shareholder value 45

Q&A BRIAN HAMM – CHIEF FINANCIAL OFFICER MARK LAVIGNE – CHIEF OPERATING OFFICER 4 6

Appendix 4 7

Net Sales Organic Reconciliation 48 Total Net Sales Net sales - prior year $ 501.3 $ 356.9 $ 374.3 $ 1232.5 Organic 9.5% 0.5% 1.2% 4.4 % Int'l Go-to-Market (1.1) (1.1) (1.4) (1.2) Change in Venezuela results (0.6) % (1.5) % — % (0.7) % Impact of currency (6.7) % (4.3) % (3.4) % (5.0) % Net sales - current year $ 506.8 1.1 $ 334.0 (6.4) $ 361.0 (3.6) $ 1201.8 (2.5) Q1'16 % chg Q2'16 % chg Q3'16 YTD Q3'16 % chg% chg 47.4 1.9 4.5 53.8 (5.6) (3.9) (5.2) (14.7) (3.1) (5.4) — (8.5) (33.2) (15.5) (12.6) (61.3)

Revenue- Q3 2016 TTM Reconciliation Net Sales (in billions) Energizer Q3 2016 YTD 1.2$ Energizer Q4 2015 QTD 0.4$ Energizer Q3 2016 TTM 1.6$ HandStands 0.1$ 1.7$